Exhibit 10.2

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                              (SUNRISE PRESCHOOLS)

     This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "Amendment") is entered into as of the 5th day of June, 2001, by and between SUNRISE EDUCATIONAL SERVICES, INC., a Delaware corporation, in its corporate capacity and in its capacity as debtor and debtor-in-possession in its Chapter 11 case pending in the United States Bankruptcy Court for the District of Arizona ("Seller"), and BORG HOLDINGS, INC. an Arizona corporation ("Buyer"). Unless otherwise specifically defined herein, capitalized terms used in this Amendment shall have the meanings set forth in the Agreement (as defined below).

                                    RECITALS

     A. Seller and Buyer executed the Purchase and Sale Agreement dated as of May 11, 2001 (the "Agreement"), whereby Seller agreed to sell and Buyer agrees to buy certain assets and assume certain liabilities in connection with Seller's operations of the Preschools on the terms and conditions set forth in the Agreement in accordance with the Bankruptcy Code and as approved by the Court.

     B. Seller and Buyer desire to amend the terms of the Agreement to provide Seller with a portion of the rental space at School No. 113 to conduct affairs of Seller and/or The TesseracT Group, Inc.;

                                    AMENDMENT

     NOW, THEREFORE, in consideration of TEN AND NO/100 DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. LEASE. Buyer agrees that, following the Closing, Buyer shall lease to Seller, and Seller shall lease from Buyer, the space shown on EXHIBIT A in the building on the premises located at 4111 E. Ray Road, Phoenix, Arizona ("Property"), along with non-exclusive rights to the common areas which include but are not limited to, parking spaces, ingress and egress from the parking lot, and access to the Property through the outside door of the Property, for a period of sixty (60) days beginning at the on the Closing Date (the "Lease Term"). Buyer and Seller agree that the rental amount for the Property during the Lease Term shall be $0.00. Buyer agrees to cooperate in all respects with Seller. Seller shall not be liable for any rent of any nature whatsoever for use of the Property and Seller shall be able to remove any and all personal property not included in the Purchased Assets (as defined in the Purchase Agreement).

     2. REIMBURSEMENT OF EQUIPMENT INSTALLATION COSTS. At Closing, Buyer agrees that it will reimburse Seller for Seller's costs and expenses for phone and speaker system installation in the amount of EIGHTEEN THOUSAND THIRTY-FIVE AND 38/100 DOLLARS ($18,035.38).
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     3. CHOICE OF LAW. This  Agreement  shall be governed by and  interpreted in accordance with the laws of the State of Arizona and, as applicable, the Bankruptcy Code.

     4.  PARAGRAPH  HEADINGS.  The  Section,   Article  and  paragraph  headings
contained herein are for convenience only and shall have no substantive bearing on the interpretation of this Agreement.

     5. RULES OF INTERPRETATION. The following rules of interpretation shall apply to this Agreement, the Schedules hereto and any certificates, reports or other documents or instruments made or delivered pursuant to or in connection with this Agreement, unless otherwise expressly provided herein or therein and unless the context hereof or thereof clearly requires otherwise:

          5.1 A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms, and if a term is said to have the meaning assigned to such term in another document or agreement and the meaning of such terms therein is amended, modified or supplemented, then the meaning of such term herein shall be deemed automatically amended, modified or supplemented in a like manner.

          5.2 References to the plural include the singular, the singular the plural and the part the whole.

          5.3 The words "include," "includes," and "including" are not limiting.

          5.4 A reference to any law includes any amendment or modification to such law which is in effect on the relevant date.

          5.5 A reference to any person or entity includes its successors, heirs and permitted assigns.

          5.6 The words "hereof," "herein," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

          5.7 All Schedules to this Agreement constitute material terms of this Agreement and are incorporated fully into the terms of this Agreement.

     6. TIME IS OF THE ESSENCE. Time is of the essence in the performance and observance of all obligations and duties under this Agreement.

     7. ATTORNEYS' FEES. Each party shall bear its own legal fees and costs incurred in the negotiation and closing of this transaction. In the event of a dispute arising between the parties under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs of suit from the non-prevailing party.

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
     8. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     9. ASSIGNMENT. This Agreement and the rights, duties and obligations hereunder may not be assigned or delegated by any party without the prior written consent of the other party or parties; provided that Buyer may, without the prior consent of Seller, assign this Agreement and/or its rights and obligations hereunder (a) as security to any lender providing financing for the transactions contemplated hereby (and any refinancing thereof), or (b) to an Affiliate of Buyer. Subject to the foregoing sentence, any assignment of rights or delegation of duties or obligations hereunder made without the written consent of the other party hereto shall be void and be of no effect.

     10. SUCCESSORS AND ASSIGNS. This Agreement and the provisions hereof shall be binding upon each of the parties, their successors and permitted assigns.

     11. SEVERABILITY. If any part of this Agreement for any reason shall be declared illegal, invalid or unenforceable, such decision shall not affect the validity of any remaining portion, which shall remain in full force and effect. In addition, in lieu of such provision, there shall automatically be added as a part of this Agreement a provision similar in terms to such illegal, invalid or unenforceable provision so that the resulting reformed Agreement is legal, valid and enforceable.

     12. CONTINUED EFFECTIVENESS. Except as expressly amended hereby, this Agreement shall continue in full force and effect. Any references to the "Agreement" in the Agreement or to the words hereof, shall mean the Agreement as amended hereby.

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
     IN WITNESS WHEREOF, the parties hereto have set their hands effective the date set forth above.


                                     SUNRISE EDUCATIONAL SERVICES, INC.,
                                     a Delaware corporation


                                     By /s/ Michael A. Lynch
                                       -----------------------------------------
                                     Name Michael A. Lynch
                                         ---------------------------------------
                                     Title CEO
                                          --------------------------------------

                                                                          SELLER


                                     BORG HOLDINGS, INC., an Arizona corporation


                                     By /s/ Robert Orsi
                                       -----------------------------------------
                                     Name Robert Orsi
                                         ---------------------------------------
                                     Title President
                                           -------------------------------------

                                                                           BUYER

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